CALVERT EMERGING MARKETS EQUITY FUND

Supplement to Prospectus dated February 1, 2021 and
Summary Prospectus dated February 1, 2021

After the close of business on May 14, 2021, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans; (3) accounts included in an asset allocation model provided by Calvert Research and Management; or (4) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that have selected the Fund as of the close of business on May 14, 2021. Sales of Fund shares may be further restricted or re-opened in the future.

March 15, 2021	38063 3.15.21